UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2013

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 16, 2013.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 5, 2013:

1.              The election of eleven directors to terms expiring at the 2014 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Debra A. Cafaro	233,576,225	6,156,516	11,118,327	13,852,832
Douglas Crocker II	248,700,069	1,981,486	169,513	13,852,832
Ronald G. Geary	248,801,965	1,877,751	171,352	13,852,832
Jay M. Gellert	246,511,535	4,169,991	169,542	13,852,832
Richard I. Gilchrist	247,897,723	2,784,172	169,173	13,852,832
Matthew J. Lustig	249,061,423	1,619,539	170,106	13,852,832
Douglas M. Pasquale	233,803,020	16,878,097	169,951	13,852,832
Robert D. Reed	250,547,326	134,829	168,913	13,852,832
Sheli Z. Rosenberg	235,424,713	15,263,382	162,973	13,852,832
Glenn J. Rufrano	250,545,318	135,900	169,850	13,852,832
James D. Shelton	247,953,732	2,728,242	169,094	13,852,832

2.              The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

For	Against	Abstain	Broker Non-Votes
263,368,147	1,152,784	182,969	—

3.              The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
230,942,916	19,320,676	587,476	13,852,832

4.              A stockholder proposal regarding an equity retention policy.

For	Against	Abstain	Broker Non-Votes
77,673,467	172,441,475	736,126	13,852,832

5.              A stockholder proposal regarding an independent chairman.

For	Against	Abstain	Broker Non-Votes
41,602,467	208,854,364	394,237	13,852,832

6.              A stockholder proposal regarding acceleration of equity award vesting.

For	Against	Abstain	Broker Non-Votes
90,831,807	159,429,699	589,562	13,852,832

As previously disclosed, a stockholder proposal regarding tax gross-up payments (Proposal 7) was withdrawn by the proponent prior to the Annual Meeting.  Accordingly, no votes were tabulated with respect to this proposal at the Annual Meeting.

Item 8.01.             Other Events.

On May 17, 2013, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.67 per share, payable in cash on June 28, 2013 to stockholders of record on June 5, 2013.  The dividend is the second quarterly installment of the Company’s 2013 annual dividend.

A copy of the press release issued by the Company on May 17, 2013 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: May 20, 2013	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on May 17, 2013.